                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 23, 1996
                                                  ---------------

                             Hollywood, Park, Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                         0-10619                      95-3667491
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(State or other              (Commission File             (I.R.S. Employer
jurisdiction of                   Number)                  Identification
incorporation)                                                 Number)

            1050 South Prairie Avenue, Inglewood, California 90301
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             (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:  (310) 419-1500
                                                     ---------------

- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



                                                                   Page 1 of 114
                                                         Exhibit Index on Page 5

ITEM 5.  OTHER EVENTS.

        On April 23, 1996, Hollywood Park, Inc. (the "Registrant"), HP Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant ("Sub"), and Boomtown, Inc., a Delaware corporation ("Boomtown"), executed an Agreement and Plan of Merger (the "Merger Agreement") relating to the strategic combination of the Registrant and Boomtown. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Sub will merge into Boomtown (the "Merger"), whereupon Boomtown will become a wholly-owned subsidiary of the Registrant. At the Effective Date (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of Common Stock, par value $.01 per share, of Boomtown will be converted into the right to receive 0.625 shares of Common Stock, par value $.10 per share, of the Registrant.

        The Merger Agreement provides that at the Effective Date, the Board of Directors of the Registrant will consist of eleven members, seven Registrant directors and four members of Boomtown's Board of Directors, and that such former Boomtown directors would be nominated by the Registrant for re-election to the Board for at least the first three annual stockholders meetings following the Merger.

        The consummation of the Merger is subject to, among other things,
(i) approval by the respective stockholders of the Registrant and Boomtown,
(ii) receipt of requisite regulatory approvals and gaming licenses,
(iii) availability of sufficient financing to fund future gaming projects and to fund the repurchase of Boomtown's outstanding 11-1/2% First Mortgage Notes (the "Notes") if put to Boomtown by the holders as a consequence of the Merger, and
(vi) the consent to the Merger by the holders of a majority of the outstanding principal amount of the Notes. The Registrant and Boomtown have not yet scheduled dates for their respective stockholders meetings.

        A Copy of the Merger Agreement is filed herewith as Exhibit 2.1. The foregoing descriptions are qualified in their entirety by reference to the full text of such Exhibits.

        On April 24, 1996, the parties issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and the contents thereof are hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  The following are furnished as exhibits to this report:

         2.1 Agreement and Plan of Merger, dated as of April 23, 1996, among Hollywood Park, Inc., HP Acquisition, Inc. and Boomtown, Inc.

         99.1 Joint Press Release issued on April 24, 1996, by Hollywood Park, Inc. and Boomtown, Inc.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Hollywood Park, Inc.

                                        By:    /s/ G. Michael Finnigan
                                            ----------------------------
                                            G. Michael Finnigan
                                            Executive Vice President and
                                            Chief Financial Officer

Date:  May  1, 1996
           --

                               INDEX OF EXHIBITS

Exhibit No.                     Description                  Page No.
- --------------   -----------------------------------------   --------
    2.1          Agreement and Plan of Merger, dated as of        6
                 April 23, 1996, among Hollywood Park,
                 Inc., HP Acquisition, Inc. and Boomtown,
                 Inc.

   99.1          Joint Press Release issued on April 24,        113
                 1996, by Hollywood Park, Inc. and
                 Boomtown, Inc.